Madison Funds®
Supplement dated July 28, 2016

This Supplement amends the Prospectus of the Madison Funds dated February 29, 2016, as supplemented May 20, 2016, May 24, 2016 and June 1, 2016, and the Statement of Additional Information dated February 29, 2016, as supplemented May 24, 2016 and June 1, 2016, and the Summary Prospectus for the Madison NorthRoad International Fund dated February 29, 2016.

Madison NorthRoad International Fund

On July 27, 2016, the Board of Trustees of the Madison NorthRoad International Fund (the “Fund”), which is a series of the Madison Funds (the “Trust”), determined that it is in the best interest of the Fund and its shareholders to liquidate the Fund. Accordingly, the Board authorized the Trust to enter into a plan of liquidation (the “Plan”) on behalf of the Fund to accomplish this goal. It is anticipated that all outstanding shares of the Fund will be redeemed and the Fund will discontinue operations on or about September 30, 2016 pursuant to the Plan. Any shareholder remaining in the Fund on this date will receive a liquidation distribution equal to the shareholder’s proportionate interest in the remaining net assets of the Fund.

To the extent possible, the Fund will be closed to new accounts and to new investments in existing accounts effective September 1, 2016. Shareholders may continue to redeem their Fund shares on each day the Fund is open for business between now and the date of the planned liquidation. Shareholders may exchange their Fund shares for shares of another fund in the Madison Funds mutual fund complex in accordance with the terms of each Fund’s prospectus at any time prior to the Fund’s cessation of operations. Each shareholder who does not choose either of those options and remains in a Fund will receive a liquidating cash distribution equal to the aggregate net asset value of the Fund shares that such shareholder holds at the time of the liquidation. Shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund in the Madison Funds mutual fund complex.

To prepare for the closing and liquidation of the Fund, the Fund's portfolio managers may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, each Fund may deviate from its stated investment policies.

The Board of Trustees may determine to accelerate the liquidation date. If this were to occur, revised information will be transmitted to remaining shareholders pursuant to a further prospectus supplement.

The Fund does not give tax advice. Although the Fund believes the following information is correct, shareholders should consult with their own tax advisors. This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an Individual Retirement Account (“IRA”) or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders may choose to authorize, prior to the planned liquidation date, a direct transfer of their retirement account assets to another tax-deferred retirement account.

During the entire liquidation phase, representatives of the Fund’s investment adviser, Madison Asset Management, LLC (“Madison”), will be available to answer any questions regarding the closing of the Fund. You may contact representatives of Madison toll-free as follows:

•
To redeem or exchange your shares, call 1-800-877-6089 if your shares are held direct with the fund. If you invest in the fund through a brokerage account or retirement plan record keeper, please contact them directly.

•	For other matters, call 1-888-971-7135.

Please keep this Supplement with your records.